Exhibit 32.2


                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of Publix Super Markets, Inc. (the "Company") on Form 10-Q for the period ending June 28, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, David
P. Phillips, Chief Financial Officer and Treasurer of the Company, certify, to the best of my knowledge, that on the date hereof:


      (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and


      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




/s/ David P. Phillips
-------------------------------------
David P. Phillips
Chief Financial Officer and Treasurer
August 6, 2003



A signed original of this written statement required by Section 906 has been provided to Publix Super Markets, Inc. and will be retained by Publix Super Markets, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.